UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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CBL & ASSOCIATES PROPERTIES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 08, 2017

Meeting Information
CBL & ASSOCIATES PROPERTIES, INC.	Meeting Type: Annual Meeting For holders as of: March 14, 2017 Date: May 08, 2017 Location: Embassy Suites 2321 Lifestyle Way Chattanooga, TN	Time: 4:00 PM EST

CBL & ASSOCIATES PROPERTIES, INC. 2030 HAMILTON PLACE BLVD, SUITE 500 CHATTANOOGA, TN 37421-6000
You are receiving this communication because you hold
shares in the above named company.

This is not a ballot. You cannot use this notice to vote
these shares. This communication presents only an
overview of the more complete proxy materials that are
available to you on the Internet. You may view the proxy
materials online at www.proxyvote.com or easily request
a paper copy (see reverse side).

We encourage you to access and review all of the important
information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement		2. Annual Report
How to View Online:
Have the information that is printed in the box marked by the arrow à following page) and visit: www.proxyvote.com.			xxxx xxxx xxxx xxxx	(located on the

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advisor. Please make the request as instructed above on or before April 24, 2017 to facilitate timely delivery.

— How To Vote —
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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items
The Board of Directors recommends you vote FOR the following:

1.	To re-elect nine directors to serve for one year and until their respective successors have been duly elected and qualified.

Nominees

01- Charles B. Lebovitz	02- Stephen D. Lebovitz	03- Gary L. Bryenton	04- A. Larry Chapman	05- Matthew S. Dominski
06- John D. Griffith	07- Richard J. Lieb	08- Gary J. Nay	09- Kathleen M. Nelson

The Board of Directors recommends you vote FOR proposals 2 and 3.

2	To ratify the selection of Deloitte & Touche, LLP as the independent registered public accountants for the Company's fiscal year ending December 31, 2017.

3	An advisory vote on the approval of executive compensation.

The Board of Directors recommends you vote for 1 YEAR on the following proposal:

4.	An advisory vote on the frequency of future stockholder advisory votes relating to our executive compensation.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.